Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              6.4352%



        Excess Protection Level
          3 Month Average  5.73%
          April, 2000  5.37%
          March, 2000  5.76%
          February, 2000  6.07%


        Cash Yield                                  18.08%


        Investor Charge Offs                        4.70%


        Base Rate                                   8.01%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,612,664,435.23